Other Real Estate Owned (Tables)	12 Months Ended
Dec. 31, 2012
Other Real Estate Owned [Abstract]
Change in Other Real Estate Owned
The aggregate carrying amount of Other Real Estate Owned (OREO) at December 31, 2012, 2011 and 2010 was $15,940,693, $20,445,805 and $20,207,806, respectively.  All of the Company's other real estate owned represents properties acquired through foreclosure or deed in lieu of foreclosure.  The following table details the change in OREO during 2012, 2011 and 2010.

	December 31
	2012	2011	2010

Balance, Beginning of Year	$20,445,085	$20,207,806	$19,705,044

Additions	9,729,174	12,555,622	13,159,402
Sales of OREO	(9,711,890)	(9,804,669)	(9,531,210)
Loss on Sale	(1,818,967)	(1,102,613)	(1,832,256)
Provision for Losses	(2,702,709)	(1,411,061)	(1,293,174)

Balance, End of Year	$15,940,693	$20,445,085	$20,207,806